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                                                                   Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 14, 1999, except for Note 10 as to which the date is February 16, 1999, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-68345) and related Prospectus of Vignette Corporation for the registration of shares of its common stock.

                                          /s/ Ernst & Young LLP

Austin, Texas

February 16, 1999